COMMUNITY CAPITAL BANCSHARES, INC.
                      RESTATED EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS

PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

OFFERING PERIODS. . . . . . . . . . . . . . . . . . . . . . . . . .  2

PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

METHOD OF PAYMENT OF CONTRIBUTIONS. . . . . . . . . . . . . . . . .  3

MATCHING CREDITS. . . . . . . . . . . . . . . . . . . . . . . . . .  3

PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . .  3

DELIVERY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

WITHDRAWAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  5

DESIGNATION OF BENEFICIARY. . . . . . . . . . . . . . . . . . . . .  5

TRANSFERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . .  5

USE OF FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:  CORPORATE TRANSACTIONS  6

AMENDMENT OR TERMINATION. . . . . . . . . . . . . . . . . . . . . .  6

NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

CONDITIONS UPON ISSUANCE OF SHARES. . . . . . . . . . . . . . . . .  7

ADDITIONAL RESTRICTIONS OF RULE 16B-3 . . . . . . . . . . . . . . .  7

NO CONTRACT . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

SECURITIES LAW RESTRICTIONS . . . . . . . . . . . . . . . . . . . .  8

                       COMMUNITY CAPITAL BANCSHARES, INC.
                      RESTATED EMPLOYEE STOCK PURCHASE PLAN

      Community Capital Bancshares, Inc. (the "Company") adopted the Community Capital Bancshares, Inc. Employee Stock Purchase Plan (the "Plan"), effective as of January 1, 2000. At the time the Plan was originally adopted by the Board, the Board authorized the officers of the Company to finalize the terms of the Plan and execute the necessary documents. The Plan is hereby restated in accordance with terms as finalized by the officers of the Company, effective as of January 1, 2000, as set forth below.

1.     Purpose.  The purpose of the Plan is to provide eligible employees of the
       -------
Designated Subsidiaries with an opportunity to purchase Common Stock so as to retain and attract key employees and to enable them to participate in the long-term success and growth of the Company by providing them with an opportunity to acquire a proprietary interest in the Company.

2.     Definitions.
       -----------

     (a)     "Board" shall mean the Board of Directors of the Company.
              -----

     (b)     "Common Stock"  shall  mean  the  common stock, $1.00 par value per
              ------------
share, of the Company.

     (c)     "Company"  shall  mean  Community  Capital Bancshares, Inc., a bank
              -------
holding company organized under the laws of the State of Georgia.

     (d)     "Compensation" shall  mean all regular wages, exclusive of bonuses,
              ------------
commissions and other forms of compensation paid on an irregular basis; except as the Company may otherwise determine from time to time pursuant to rules uniformly applied.

     (e)     "Contributions"  shall  mean  all  amounts  of  a  Participant's
              -------------
Compensation credited to that Participant's Plan account to be applied to the purchase of Common Stock.

     (f)     "Designated Subsidiaries"  shall  mean  the Subsidiaries which have
              -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g)     "Effective Date" shall mean January 1, 2000.
              --------------

     (h)     "Eligible  Employee"  shall  mean  any  Employee  of  a  Designated
              ------------------
Subsidiary who (i) is a resident of the State of Georgia and (ii) is customarily employed for at least twenty (20) hours per week by one or more Designated Subsidiaries.

     (i)     "Employee" shall mean any employee treated as a common law employee
              --------
of  a Subsidiary.

     (j)     "Exercise Date"  shall  mean the last business day of each Offering
              -------------
Period.

     (k)     "Offering Date"  shall mean the first business day of each Offering
              -------------
Period.

     (l)     "Offering Period"  shall  mean  each calendar quarter following the
              ---------------
Effective  Date  until the Plan is suspended or terminated pursuant to paragraph
19.

     (m)     "Participant"  shall  mean  an Eligible Employee who has elected to
              -----------
participate in the Plan pursuant to paragraph 5.

     (n)     "Plan"  shall  mean the Community Capital Bancshares, Inc. Restated
              ----
Employee Stock Purchase Plan.

     (o)     "Subsidiary"  means  any corporation (other than the Company) in an
              ----------
unbroken chain of corporations beginning with the Company where each corporation other than the last corporation in the unbroken chain owning stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, whether or not such corporation now exists or is hereafter organized or acquired by the Company.

3.     Eligibility.  Any person who is employed as an Eligible Employee shall be
       -----------
eligible to participate in the Plan as of the Offering Period which first commences at least fifteen (15) days following his or her date of hire.

4.     Offering Periods.  Participation in the Plan shall be implemented through
       ----------------
a series of successive Offering Periods commencing with the Effective Date and continuing until the Plan is suspended or terminated in accordance with paragraph 19. The Board shall have the power to change the duration of Offering Periods by announcing any such change at least thirty (30) days prior to the scheduled beginning of the first Offering Period to be affected by such change.

5.     Participation.
       -------------

     (a) An Eligible Employee may become a Participant by completing an enrollment form provided by the Company and filing it with the Company at least fifteen (15) calendar days prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all Eligible Employees with respect to a given offering. The enrollment form shall set forth the percentage of the Participant's Compensation (which shall be not less than one percent (1%) and not more than fifteen percent (15%)) that becomes payable during the Offering Period which is to be treated as Contributions.

     (b) A Participant who elects to participate in the Plan will be deemed to have elected to continue to participate in the Plan for successive Offering Periods until a voluntary withdrawal pursuant to paragraph 10; an involuntary withdrawal pursuant to paragraph 10; or the suspension or termination of the Plan pursuant to paragraph 19.

     (c) A Participant may not change the rate of Contributions during an Offering Period. However, a Participant may change the level of his or her contributions by filing a change of election form at least fifteen (15) days prior to the Offering Period for which the change is to be effective.

6.     Method of Payment of Contributions.
       ----------------------------------

     (a) All Contributions shall be made by payroll deductions and such Contributions shall be credited to the Participant's account under the Plan. A Participant may not make any additional payments into such account.

     (b) With respect to each Offering Period as to which a Participant has elected to participate in the Plan, payroll deductions shall commence on the first payday following the Offering Date and shall end with the last payday on or prior to the Exercise Date, unless the Plan is suspended or terminated prior to the Exercise Date in accordance with paragraph 19.

7.     Matching Credits.  The Company shall credit to each Participant's account
       ----------------
for an Offering Period a matching amount equal to thirty-three and one-third percent (331/3%) of the Participant's Contributions, but such matching credits shall be made only with respect to a Participant's Contributions which do not exceed nine percent (9%) of the Participant's Compensation for the Offering Period.

8.     Purchase of Shares.
       ------------------

     (a) A Participant's option for the purchase of Common Stock will be exercised automatically as of the Exercise Date for an Offering Period. The accumulated Contributions and matching amounts credited to a Participant's account will be applied as soon as practicable after the Exercise Date to the purchase of the maximum number of whole shares of Common Stock at then prevailing prices, if the shares are purchased on the open market, or at then fair market value, if the shares are purchased from the Company. During his or her lifetime, a Participant's option to purchase shares hereunder is exercisable only for the benefit of the Participant.

     (b) For purposes of this paragraph, the fair market value of a share of Common Stock shall be determined by the Company taking into account material facts and circumstances pertinent to such determination, as determined by the Company in its sole discretion.

     (c) The shares of Common Stock sold to Participants may be acquired on the open market or, at the election of the Board, acquired from the Company either from treasury shares or shares originally issued for such purpose.

9.     Delivery.  The  Company  shall  deliver  to a custodian designated by the
       ---------
Company the shares of Common Stock purchased in connection with the exercise of the option. A Participant shall have no rights as a shareholder with respect to shares of Common Stock so purchased until the date of the certificate so issued. A Participant may elect at any time thereafter to have such shares of Common Stock delivered to the Participant or to an account established by the Participant with any brokerage firm. Any cash remaining to the credit of a Participant's account under the Plan after a purchase of Common Stock at the termination of each Offering Period which is insufficient to purchase a whole share of Common Stock shall be carried over to the next Offering Period if the Participant remains an Eligible Employee. If the Participant has elected to withdraw from the Plan as of the end of that Offering Period or is no longer an Eligible Employee, the excess amount shall be paid to the Participant.

10.     Withdrawal.
        ----------

     (a) A Participant may not voluntarily withdraw from the Plan during an Offering Period. By giving at least five (5) business days' notice to the Company prior to the commencement of the next succeeding Offering Period, a Participant may withdraw from the Plan immediately prior to the commencement of such Offering Period. Any excess amounts credited to a Participant's account as of the effective date of a voluntary withdrawal will be paid to him in cash as soon as reasonably practicable after such effective date.

     (b) Upon termination of the Participant's status as an Eligible Employee prior to the Exercise Date for any reason, including a change in employment status, termination of employment or death, no further Contributions to the Plan shall be made on behalf of the Participant and any Contributions then credited to the Participant's account will be returned as soon as practicable to the Participant or, in the case of his death, to the person(s) entitled thereto under paragraph 14 hereof. All corresponding matching credits will be forfeited and the Participant's option for the purchase of Common Stock for that Offering Period will automatically terminate.

     (c) A Participant's voluntary withdrawal from the Plan will not in itself have any effect upon his eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11.     Interest.  No  interest  shall  accrue on the Contributions and matching
        --------
credits credited to a Participant's account under the Plan.

12.     Stock.
        -----

     (a) The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 21,429 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares for which options are to be exercised under the Plan exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares available in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby.

     (b) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs, by written notice to the Company prior to the Exercise Date, in the names of the Participant and one other person designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     (c) Shares of Common Stock purchased under the terms of the Plan by a Participant, including Participants who are subject to Section 16 of the Securities Exchange Act of 1934, may not be sold prior to the expiration of six
(6) months from the Exercise Date upon which such shares were purchased, except in the event of the Participant's disability, as determined by the Company, or death.

13.     Administration.  The  Board,  or  a  committee  designated by the Board,
        --------------
shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All such determinations by the Board, or its designee, shall be final and binding upon all persons.

14.     Designation of Beneficiary.
        --------------------------

     (a) A Participant may file with the Company a written designation of a beneficiary who is to receive any cash to his or her credit under the Plan in the event of the Participant's death before an Exercise Date, or any shares of Common Stock and cash to his or her credit under the Plan in the event of the Participant's death on or after an Exercise Date. A beneficiary may be changed by the Participant at any time by notice in writing to the Company.

     (b) Upon the death of a Participant and upon receipt by the Company of proof of the identity and existence at the time of the Participant's death of a beneficiary designated by the Participant in accordance with the immediately preceding subparagraph, the Company shall deliver such shares of Common Stock or cash, or both, to the beneficiary. In the event a Participant dies and is not survived by a then living or in existence beneficiary designated by him in accordance with the immediately preceding subparagraph, the Company shall deliver such shares of Common Stock or cash, or both, to the personal representative of the estate of the deceased Participant. If, to the knowledge of the Company, no personal representative has been appointed within ninety (90) days following the date of the Participant's death, the Company, in its discretion, may deliver such shares of Common Stock or cash, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     (c) No designated beneficiary shall, prior to the death of the Participant by whom the beneficiary has been designated, acquire any interest in the shares of Common Stock or cash credited to the Participant under the Plan.

15.     Transferability.  Neither  Contributions or matching amounts credited to
        ---------------
a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as otherwise provided in paragraph 14) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with paragraph 10.

16.     Use of Funds.  All  Contributions  received or held by the Company under
        ------------
the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.     Reports.  Individual accounts will be maintained for each Participant in
        --------
the Plan. Statements of accounts will be given to Participants no less frequently than quarterly.

18.     Adjustments Upon Changes in Capitalization: Corporate Transactions.
        ------------------------------------------------------------------

     (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Company to the number and kind of shares available for the granting of purchase opportunities, or as to which outstanding purchase opportunities shall be exercisable. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Company under this paragraph shall be conclusive.

     (b) Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger or consolidation with respect to which the Company will not be the surviving entity or acquisition of substantially all of the stock or assets of the Company, the Company in its discretion (i) may declare the Plan's termination in the same manner as if the Board had terminated the Plan pursuant to paragraph 19 below, or (ii) may declare that any purchase opportunity granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Board to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the purchase opportunity would have been entitled.

     (c) Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or purchase price of shares of Common Stock subject to any purchase opportunity except as specifically provided otherwise in this paragraph
18. The grant of a purchase opportunity pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

19.     Amendment or Termination.
        ------------------------

     (a) The Board may at any time terminate, suspend or amend the Plan. Any such termination, suspension or amendment, to the extent the same may affect options previously granted, shall either, at the election of the Board, provide for the protection of such option rights or shall provide for the return of all Contributions which have not then been applied to the purchase of shares of Common Stock.

     (b) The Board shall be entitled to change the Offering Periods, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing or properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Plan.

20.     Notices.  All  notices  or other  communications by a Participant to the
        -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.     Conditions Upon Issuance of Shares.  Shares of Common Stock shall not be
        ----------------------------------
issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including without limitations, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the issuance of shares of Common Stock in the name of any person under the Plan, the Company may require the person to represent and warrant at the time of any such issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.     Additional  Restrictions of Rule 16b-3.  The  terms  and  conditions  of
        --------------------------------------
options granted hereunder to, and the purchase of shares by, persons subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, shall comply with the applicable provisions of Rule 16b-3. This Plan and the options granted hereunder shall be deemed to contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Securities Exchange Act of 1934 with respect to Plan transactions.

23.     No Contract.  This  Plan  shall  not  be deemed to constitute a contract
        -----------
between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time regardless of the effect which such discharge shall have upon him as a Participant.

24.     Waiver.  No  liability  whatsoever shall attach to or be incurred by any
        ------
past, present or future shareholders, officers or directors, as such, of the Company or any Subsidiary, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against, the Company or any Subsidiary, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Eligible Employee as a part of the consideration for any benefits by the Company under this Plan.

25.     Securities Law Restrictions.  The Company reserves the right to place an
        ---------------------------
appropriate legend on any certificate representing shares of Common Stock issuable under the Plan with any such legend reflecting restrictions on the transfer of the shares as may be necessary to assure the availability of applicable exemptions under federal and state securities laws.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of
                      , 2002.
----------------------

                                      COMMUNITY CAPITAL BANCSHARES, INC.

                                      By:
                                             ----------------------------------

                                      Title:
                                             ----------------------------------